                        Securities Act File No. 33-79858
                Investment Company Act of 1940 File No. 811-8544

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

Post-Effective Amendment No. 51                                              /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

     Amendment No. 52                                                        /X/

                                 UAM FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)

                    c/o SEI Investments Mutual Fund Services
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100
                   Registrants Telephone Number (610) 676-1000
                    (Address of Principal Executive Offices)

                                 Linda T. Gibson
                          Old Mutual (US) Holdings Inc.
                       200 Clarendon Street, 53/rd/ Floor
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             Audrey C. Talley, Esq.
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18/th/ and Cherry Streets
                           Philadelphia, PA 19103-6996

     It is proposed that this filing become effective (check appropriate box):
           |X| Immediately upon filing pursuant to Paragraph (b)
           |_| on (date) pursuant to Paragraph (b)
           |_| 60 days after filing pursuant to Paragraph (a) (1)
           |_| on (date) pursuant to Paragraph (a) (1)
           |_| 75 days after filing pursuant to Paragraph (a) (2)
           |_| on (date) pursuant to Paragraph (a) (2) of Rule 485

     If appropriate, check the following box:

           [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A
                                UAM FUNDS TRUST


The prospectus for the following portfolio is contained in this Post Effective Amendment No. 51 to the registration statement.

o   FPA Crescent Portfolio Institutional Class Shares

                          UAM Funds
                          Funds for the Informed Investor/sm/

FPA Crescent Portfolio
Institutional Class Shares                          July 29, 2002


                            [LOGO] UAM

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents


          FUND SUMMARY............................................  1
            WHAT IS THE FUND'S OBJECTIVE?.........................  1
            WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?..  1
            WHAT ARE THE FUND'S PRINCIPAL RISKS?..................  2
            HOW HAS THE FUND PERFORMED?...........................  5
            WHAT ARE THE FUND'S FEES AND EXPENSES?................  6

          INVESTING WITH THE UAM FUNDS............................  8

            BUYING SHARES.........................................  8
            REDEEMING SHARES...................................... 10
            TRANSACTION POLICIES.................................. 11
            ACCOUNT POLICIES...................................... 13

          ADDITIONAL INFORMATION ABOUT THE FUND................... 16

            OTHER INVESTMENT PRACTICES AND STRATEGIES............. 16
            INVESTMENT MANAGEMENT................................. 18
            SHAREHOLDER SERVICING ARRANGEMENTS.................... 18

          FINANCIAL HIGHLIGHTS.................................... 20

  On August 30, 2002, shareholders of the FPA Crescent Portfolio will be asked to approve the selection of five Nominees to replace the current members of the Board of Trustees of UAM Funds Trust (the "Trust"). The Nominees have been selected by the Trust's Fund Governance Committee pursuant to the guidelines of the Trust's Fund Governance Committee Charter. If these Nominees are approved by the shareholders of the FPA Crescent Portfolio, the sole portfolio in the Trust, the Nominees will immediately become Trustees of the Trust and the FPA Crescent Portfolio will become a part of the First Pacific Advisors, Inc. mutual fund family. A proxy statement describing the details of this proposal was sent on or about July 15, 2002 to the shareholders of record of the FPA Crescent Portfolio as of July 1, 2002.

 FUND SUMMARY


WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

   The fund seeks to provide, through a combination of income and capital appreciation, a total return consistent with reasonable investment risk. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

   The fund actively invests in both the equity and debt securities of a company because the adviser believes that this combination of securities broadens the universe of opportunities for the fund, offers additional diversification and helps to lower volatility. Typically, the fund invests 50% to 70% of its total assets in equity securities and the balance in debt securities, cash and cash equivalents.

   Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

   The adviser looks for large and small companies that have excellent future prospects but are undervalued by the securities markets. The adviser believes that these opportunities often arise when companies are out-of-favor or undiscovered by most of Wall Street. The adviser searches for companies that also offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high return on capital.

   Using fundamental security analysis, the adviser may look for investments that trade at a substantial discount to the adviser's determination of the company's value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value). The adviser attempts to determine a company's absolute value using fundamental security analysis, which it believes provides a thorough view of its financial and business characteristics. As a part of its process, the adviser:

    . Reviews stock prices or industry group under-performance, insider purchases, management changes and corporate spin-offs.

    .  Communicates directly with company management, suppliers, and customers.

    . Defines the company's future potential, financial strength and competitive position.

   A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The fund may invest in debt securities issued by corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), municipal notes and bonds, commercial paper and certificates of deposit.

   The adviser invests in debt securities to provide the fund with a reliable and recurring stream of income, while preserving its capital. The fund generally invests in investment-grade securities but may also invest up to 30% of its total assets in debt securities rated below investment grade ("high yield bonds" or "junk bonds").

   The adviser selects debt securities by using an approach that is similar to the approach it uses to select equity securities and by trying to forecast for current interest rate trends. Usually, the adviser employs a defensive interest rate strategy, which means it tries to keep the average maturity of the fund to 10 years or less by investing at different points along the yield curve. The adviser also continually considers yield spreads and other underlying factors such as credit quality, investor perception and liquidity to determine which sectors offer the best investment value.

   An investment is generally sold when either the company's value has been fully reflected in a higher valuation by the market, or a negative fundamental development occurs in the company or its industry that will significantly impact future earnings growth.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

   As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

Risks Associated with Investing in Equities

   As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Investing in Debt Securities

   As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

   The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the fund. Duration measures price volatility by estimating the change in price of a debt-security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus the higher the duration, the more volatile the security.

   Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities may repay the principal earlier or after the stated maturity date, known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

   The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

   High yield bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

Calendar Year Returns

   The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


                                    [CHART]

1994     1995     1996     1997     1998     1999     2000   2001
----     -----    -----    -----    ----     ----     ----   -----
4.25%    26.04%   22.88%   21.95%   2.79%   (6.28)%   3.59%  36.14%

   During the periods shown in the chart for the fund, the highest return for a quarter was 15.04% (quarter ended 6/30/01) and the lowest return for a quarter was -12.02% (quarter ended 9/30/98). For the period from January 1, 2002, through June 30, 2002, the fund returned 5.54%.

Average Annual Returns For Periods Ended December 31, 2001

   The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.

                                                                       Since
                                                       1 Year 5 Years 6/2/93*
  --------------------------------------------------------------------------
   Average Annual Return Before Taxes                  36.14% 10.62%  13.37%
  --------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  35.33%  8.92%  10.92%
  --------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
   and Sale of Fund Shares                             21.98%  7.89%   9.95%
  --------------------------------------------------------------------------
   Russell 2500 Index/1/                                1.22% 10.34%  12.71%
  --------------------------------------------------------------------------
   Lehman Brothers U.S. Government/Credit Index/2/      8.51%  7.36%   6.94%
  --------------------------------------------------------------------------
   Balanced Benchmark/3/                                4.83%  9.75%  10.79%

   * Beginning of operations. Index comparisons begin on May 31, 1993.
   1 Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
   2 Lehman Brothers U.S. Government/Credit Index is an unmanaged fixed income market value-weighted index that combines the Lehman U.S. Government and Credit Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million.
   3 Balanced Benchmark is a combined index of which 60% reflects the Russell
     2500 Index and 40% the Lehman Brothers U.S. Government/Credit Index.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

   The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

   The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the Section on "Transaction Policies."

           Shareholder Transaction Fees
          ----------------------------------------------------------
           Redemption Fee (as a percentage of amount redeemed)  2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

   The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

                   Management Fees                       1.00%
                   Other Expenses                        0.50%
                  -------------------------------------------
                   Total Annual Fund Operating Expenses  1.50%

Example

   This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        -------------------------------
                         $153   $474    $818    $1,791

 INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

By Mail

   You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

   Regular Mail Address

   UAM Funds
   PO Box 219081
   Kansas City, MO 64121

   Express Mail Address

   UAM Funds
   210 West 10th Street
   Kansas City, MO 64105

Online

   You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

   To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

   Wiring Instructions

   United Missouri Bank
   ABA # 101000695
   UAM Funds
   DDA Acct. # 9870964163
   Ref: fund name/account number/
   account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

   You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10/th/ Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

   You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
   IRAs). You can buy additional shares for as little as $100.

Fund Codes

   The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase shares, check daily net asset value per share (NAV) or get additional information.

                             Trading           Fund
                             Symbol    CUSIP   Code
                             ----------------------
                             FPACX   902556869 647

Rights Reserved by the UAM Funds

   At any time and without notice, the UAM Funds may:

    .  Stop offering shares;

    .  Reject any purchase order; or

    . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

   You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10/th/ Street, Kansas City, MO 64105). Send a letter specifying:

    .  The fund name;

    .  The account number;

    .  The dollar amount or number of shares you wish to redeem;

    .  The account name(s); and

    .  The address to which redemption (sale) proceeds should be sent.

   All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

   Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.

By Telephone

   You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

   You may redeem shares on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

   If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

   Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

   Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

   If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

   At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

    .  Trading on the New York Stock Exchange is restricted; or

    . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.


TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

   You may buy or sell shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

   Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

   The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

   You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

   Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

   Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Redemption Fee

   The fund will deduct a 2.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety days. In determining how long shares of the fund have been held, the fund assumes that shares held by the investor the longest period of time will be sold first.

   The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.

Telephone Transactions

   The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

   The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

    .  To retirement accounts and certain other accounts; or


    . When the value of your account falls because of market fluctuations and not your redemptions.

   The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

   Normally, the fund distributes its net investment income in June and December. In addition, the fund usually distributes its net capital gains in June, but may also have a supplemental distribution in December.

   The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

Federal Taxes

   The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

   Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

   You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend."

   The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

   If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

   Taxes on Redemptions When you redeem shares in the fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

   Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on a sale or redemption of shares of the fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   Backup Withholding By law, the fund must withhold a percentage of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.

State and Local Taxes

   You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

   In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

   The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

   The fund may invest up to 20% of its assets in foreign securities, including securities of companies located outside of the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and diffi-culties in obtaining information about foreign companies can negatively affect investment decisions.

Short Sales

   The adviser may engage in a strategy known as selling short. Selling a security short is when the fund sells a security it does not own. To sell a security short the fund must borrow the security from someone else to deliver to the buyer. The fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.

   The fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the fund replaces the borrowed security. Likewise, the fund can profit if the price of the security declines between those dates.

   To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund will incur transaction costs in effecting short sales. The fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the fund may be required to pay in connection with a short sale.

Short-Term Investing

   The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

   First Pacific Advisors, Inc., a Massachusetts corporation located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has been in the investment advisory business since 1954. Currently, the adviser provides investment management services for six investment companies, including one closed-end investment company, and a variety of institutional accounts. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a United Kingdom based financial services group.

   During its most recent fiscal year, the fund paid 1.00% of its average net assets in advisory fees to the adviser.

Portfolio Manager

   Mr. Steven Romick is primarily responsible for the day-to-day management of the fund. Mr. Romick has fourteen years of experience in the investment management business. He has been a Senior Vice President of the adviser since 1996. From 1990-1996, Mr. Romick was Chairman of Crescent Management, an investment advisory firm he founded. Crescent Management served as the fund's adviser until the firm was merged with the current adviser.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

   Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the UAM Funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

   For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

   The fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

   Funds Distributor, Inc., the UAM Funds' principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive distribution and/or servicing fees from the fund.

   The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the financial performance of the fund for the past five years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.

  Years Ended March 31,        2002      2001     2000       1999      1998
  ---------------------------------------------------------------------------
  Net Asset Value, Beginning
   of Period                 $  13.87  $ 12.51  $ 14.67   $  16.23   $  13.46
                             --------  -------  -------   --------   --------
  Income from Investment
   Operations:
    Net Investment Income*       0.25     0.49     0.32       0.56       0.55
    Net Realized and
     Unrealized Gain (Loss)      4.44     1.43    (1.49)     (1.32)      2.88
                             --------  -------  -------   --------   --------
     Total From Investment
      Operations                 4.69     1.92    (1.17)     (0.76)      3.43
                             --------  -------  -------   --------   --------
  Distributions:
    Net Investment Income       (0.25)   (0.56)   (0.35)     (0.51)     (0.40)
    Net Realized Gain              --       --    (0.64)     (0.29)     (0.26)
                             --------  -------  -------   --------   --------
    Total Distributions         (0.25)   (0.56)   (0.99)     (0.80)     (0.66)
                             --------  -------  -------   --------   --------
  Net Asset Value, End of
   Period                    $  18.31  $ 13.87  $ 12.51   $  14.67   $  16.23
                             ========  =======  =======   ========   ========
  Total Return                  34.03%   16.02%   (8.54)%    (4.71)%    25.96%
                             ========  =======  =======   ========   ========
  Ratios and Supplemental
   Data Net Assets, End of
   Period (Thousands)        $275,345  $45,050  $55,096   $173,613   $247,833
    Ratio of Expenses to
     Average Net Assets          1.50%    1.87%    1.49%      1.42%      1.45%
    Ratio of Net Investment
     Income to Average
     Net Assets                  1.73%    2.79%    2.26%      3.67%      3.62%
    Portfolio Turnover Rate        34%      37%      10%        36%        18%

   * Per share amounts are based on average outstanding shares for the fiscal years 1998 through 2000.

FPA Crescent Portfolio

   Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

   Investors can receive free copies of the statement of additional information, shareholder reports, UAM Fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                          (Toll free) 1-877-826-5465
                                  www.uam.com


   You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

   Investment Company Act of 1940 file number: 811-8544.

                            [LOGO] UAM

                                     PART B
                                UAM FUNDS TRUST


The statement of additional information for the following portfolio is contained in this Post-Effective Amendment No. 51 to the Registration Statement.

o   FPA Crescent Portfolio

                                    UAM Funds
                                  PO Box 219081
                              Kansas City, MO 64121
                           (Toll free) 1-877-826-5465


                             FPA Crescent Portfolio
                           Institutional Class Shares


                       Statement of Additional Information
                                  July 29, 2002


This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated July 29, 2002, as supplemented from time to time. You may obtain the Fund's prospectus and shareholder reports by contacting the UAM Funds at the address listed above.

The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents


Description of Permitted Investments ......................................    1
         Debt Securities ..................................................    1
         Derivatives ......................................................    7
         Equity Securities ................................................   15
         Foreign Securities ...............................................   18
         Investment Companies .............................................   21
         Repurchase Agreements ............................................   22
         Restricted Securities ............................................   22
         Securities Lending ...............................................   22
         Short Sales ......................................................   23
         When Issued, Delayed-Delivery and Forward Transactions ...........   23
Investment Policies of the Fund ...........................................   24
         Fundamental Investment Policies ..................................   24
         Non-Fundamental Policies .........................................   25
Management of the Company .................................................   26
         Board Members ....................................................   26
Principal Shareholders ....................................................   34
Investment Advisory and Other Services ....................................   34
         Investment Adviser ...............................................   34
         Distributor ......................................................   37
         Shareholder Servicing Arrangements ...............................   37
         Administrative Services ..........................................   37
         Transfer Agent ...................................................   38
         Custodian ........................................................   38
         Independent Accountants ..........................................   39
         Codes of Ethics ..................................................   39
Brokerage Allocation and Other Practices ..................................   39
         Selection of Brokers .............................................   39
         Simultaneous Transactions ........................................   40
         Brokerage Commissions ............................................   40
Capital Stock and Other Securities ........................................   40
Federal Taxes .............................................................   42
Purchase, Redemption and Pricing of Shares ................................   42
         Net Asset Value Per Share ........................................   42
         Purchase of Shares ...............................................   43
         Redemption of Shares .............................................   44
         Transfer of Shares ...............................................   46
Performance Calculations ..................................................   46
         Total Return .....................................................   46
         Yield ............................................................   47
         Comparisons ......................................................   48
Financial Statements ......................................................   48
Glossary ..................................................................   49
Bond Ratings ..............................................................   50
         Moody's Investors Service, Inc. ..................................   50
         Standard & Poor's Ratings Services ...............................   54
         Fitch Ratings ....................................................   58
Comparative Benchmarks ....................................................   60

DESCRIPTION OF PERMITTED INVESTMENTS


     As described in the Fund's prospectus's the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments and strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."


Debt Securities
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .    By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.


     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)


     FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and


     . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.


     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.


     Bankers' Acceptance



     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk


     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.


     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.



     The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


Derivatives

--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a put option, the Fund may cover the put option by:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

     Combined Positions

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

     Correlation of Prices


     The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.


     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .    have to purchase or sell the instrument underlying the contract;

     .    not be able to hedge its investments; and

     .    not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.

     Management Risk


     If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .    actual and anticipated changes in interest rates;

     .    fiscal and monetary policies; and

     .    national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Equity Securities

--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks


     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's Board.


     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")


     The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.



     The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.

     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds


     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

     Stock Exchange and Market Risk


     The Adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:


     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.


     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.


     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.


     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in the euro.


Investment Companies

--------------------------------------------------------------------------------

     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

Repurchase Agreements

--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When the Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

Restricted Securities

--------------------------------------------------------------------------------

     The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Securities Lending

--------------------------------------------------------------------------------

     The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.

Short Sales

--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.


     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.



     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale.


     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box


     In addition, the Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.


Restrictions on Short Sales

     The Fund will not short sell a security if:


     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.



     . The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of a Fund's net assets.


     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.


     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.



When Issued, DELAYED-DELIVERY AND FORWARD Transactions


--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

Fundamental Investment Policies

--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.


     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.


     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).


     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.


     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Non-Fundamental Policies

--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval.

     . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.


          Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


     . The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .    The Fund may invest in the securities of foreign issuers.

     . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

          The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

          The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     . The Fund may write covered call options and may buy and sell put and call options.

     .    The Fund may enter into repurchase agreements.

     . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     . The Fund may sell securities short and engage in short sales "against the box."

     .    The Fund may enter into swap transactions.

MANAGEMENT OF THE COMPANY

     The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute the policies the Board has formulated. The Company pays each Independent Board Member the following fees:

     .    A $200 quarterly retainer fee per active Fund;


     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, with quarterly retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephonic meeting);


     .    $1,500 for each private meeting of the Board;


     .    $1,500 for each telephonic meeting of the Board; and


     . $1,000 per day for attending seminars, up to a maximum of three events per year.


     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Independent Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay Interested Board Members or officers for their services as trustees or officers.


Board Members

--------------------------------------------------------------------------------


     The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.



     The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended March 31, 2002.



INDEPENDENT BOARD MEMBERS



-----------------------------------------------------------------------------------------------------------------
                                                                   Pension or            Total Compensation
                                                               Retirement Benefits          from the UAM
                                 Aggregate Compensation        Accrued as Part of          Funds Complex/1/
   Name of Person/Position           From the Company             Fund Expenses        Paid to Board Members
-----------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Trustee                                  $16,364                      None                    $55,925
-----------------------------------------------------------------------------------------------------------------
Nancy J. Dunn
Trustee                                  $16,364                      None                    $55,925
-----------------------------------------------------------------------------------------------------------------
William A. Humenuk
Trustee                                  $16,364                      None                    $55,925
-----------------------------------------------------------------------------------------------------------------
Philip D. English
Trustee                                  $16,364                      None                    $55,925
-----------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS



-----------------------------------------------------------------------------------------------------------------
                                                                   Pension or            Total Compensation
                                  Aggregate Compensation      Retirement Benefits          from the UAM
 Name of Person/Position            From the Company          Accrued as Part of          Funds Complex/1/
-----------------------------------------------------------------------------------------------------------------


                                                                   Fund Expenses         Paid to Board Members
-----------------------------------------------------------------------------------------------------------------
James F. Orr III
Trustee, Chairman and
Trustee/2/                                 None                       None                      None
-----------------------------------------------------------------------------------------------------------------
Scott F. Powers
Trustee, Chairman and
President/3/                               None                       None                      None
-----------------------------------------------------------------------------------------------------------------

-----------------

/1/ The "UAM Funds Complex" currently consists of the Company and all other registered investment companies for which any subsidiary or affiliate of Old Mutual US serves as investment adviser. Prior to June 26, 2002, the UAM Funds Complex included UAM Funds, Inc. and UAM Funds, Inc. II. Each Board Member also oversaw several investment portfolios as a Board Member of UAM Funds, Inc. until June 25, 2002 and UAM Funds, Inc. II. until June 24, 2002. Each Independent Board Member receives or received compensation for such services.



/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds, Inc. and UAM Funds, Inc. II on January 1, 2002.



/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds, Inc. and UAM Funds, Inc. II on January 1, 2002.



     Board Members and Officers



     Information pertaining to the Trustees and officers of the Company is set forth below. Trustees who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) is an employee of Old Mutual (US) Holdings Inc., the parent company of the Adviser. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds that was previously in the UAM Funds Complex. However, the Company does not believe that the relationship was a material business relationship, and, therefore, did not consider him to be an Interested Board Member.


                                       Term of                                                     Number of
                                        Office                                                     Portfolios
                                        and                                                       in UAM Funds       Other
                       Position(s)      Length                                                     Complex       Directorships
   Name, Address,       Held with      of Time          Principal Occupation(s)                   Overseen by    Held by Board
  Date of Birth/1/     the Company     Served/2/         During Past 5 Years                    Board Member/3/      Member/4/
---------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT
  BOARD MEMBERS

John T. Bennett,         Trustee         1/89     Mr. Bennett is President of Squam                    1              None
Jr.                                               Investment Management Company, Inc. and
1/26/29                                           Great Island Investment Company, Inc.
                                                  (investment management). From 1988 to 1993,
                                                  Mr. Bennett was President of Bennett
                                                  Management Company.

Nancy J. Dunn            Trustee       6/20/97    Ms. Dunn has been Financial Officer of               1              None
8/14/51                                           World Wildlife Fund (nonprofit) since
                                                  January 1999.  From 1991 to 1999, Ms. Dunn
                                                  was Vice President for Finance and
                                                  Administration and Treasurer of Radcliffe
                                                  College (education).

William A. Humenuk       Trustee         1/89     Mr. Humenuk has been Senior Vice President           1              None
4/21/42                                           Administration, General Counsel and
                                                  Secretary of Lone Star Industries Inc.
                                                  (cement and ready-mix concrete) since March
                                                  2000.  From June 1998 to March 2000 he was
                                                  Executive Vice President and Chief
                                                  Administrative Officer of Philip Services
                                                  Corp. (ferrous scrap processing, brokerage
                                                  and industrial outsourcing services).  Mr.
                                                  Humenuk was a Partner in the Philadelphia
                                                  office of the law firm Dechert Price &
                                                  Rhoads from July 1976 to June 1998.  He was
                                                  also formerly a Director of Hofler Corp.
                                                  (manufacturer of gear grinding machines).

Philip D. English        Trustee        10/88     Mr. English is President and Chief                   1              None
8/5/48                                            Executive Officer of Broventure Company,
                                                  Inc., a company engaged in the investment
                                                  management business.  He is also Chairman
                                                  of the Board of Chektec Corporation (drugs)
                                                  and Cyber Scientific, Inc. (computer mouse
                                                  company).


                                       Term of                                                     Number of
                                        Office                                                     Portfolios
                                        and                                                       in UAM Funds       Other
                       Position(s)      Length                                                     Complex       Directorships
   Name, Address,       Held with      of Time          Principal Occupation(s)                   Overseen by    Held by Board
  Date of Birth/1/     the Company     Served/2/         During Past 5 Years                    Board Member/3/      Member/4/
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED
  BOARD MEMBER

Scott F. Powers        Trustee,      01/01/02  Mr. Powers has been Chief Executive Officer          1              None
8/1/59                 Chairman of             of Old Mutual (US) Holdings Inc. (financial
                       the Board and           services) and Old Mutual Asset Managers
                       President               (US) (financial services) since September
                                               2001.  From 1998 to September 2001 he was
                                               Executive Vice President of Sales and
                                               Marketing and Product Development at Mellon
                                               Institutional Asset Management (financial
                                               services).  Mr. Powers was Chief Operating
                                               Officer and head of marketing and client
                                               services at Boston Company Asset Management
                                               (financial services) from 1996 to 1998.

OFFICERS

Linda T. Gibson        Vice          6/27/00   General Counsel and Senior Vice President           N/A              N/A
200 Clarendon          President and           of Old Mutual (US) Holdings Inc. (financial
Street, 53rd Floor     Secretary               services); UAM Fund Services, Inc.
Boston, MA 02116                               (financial services) and UAM Fund
7/31/65                                        Distributors, Inc. (broker-dealer) since
                                               April 2000;


                                       Term of                                                     Number of
                                        Office                                                     Portfolios
                                        and                                                       in UAM Funds       Other
                       Position(s)      Length                                                     Complex       Directorships
   Name, Address,       Held with      of Time          Principal Occupation(s)                   Overseen by    Held by Board
  Date of Birth/1/     the Company     Served/2/         During Past 5 Years                    Board Member/3/      Member/4/
---------------------------------------------------------------------------------------------------------------------------------
                                               President and Director of UAM
                                               Trust Company (trust company) since April
                                               2001 to October 2001; Director of UAM Funds
                                               plc (UCITS fund) since April 2001; various
                                               director and officer positions with
                                               subsidiaries of Old Mutual (US) Holdings
                                               Inc. and investment products managed by
                                               such subsidiaries; Senior Vice President
                                               and Secretary of Signature Financial Group,
                                               Inc. (financial services) and affiliated
                                               broker-dealers from 1991 to 2000; Director
                                               and Secretary of Signature Financial Group
                                               Europe, Ltd. (financial services) from 1995
                                               to 2000; Secretary of the Citigroup Family
                                               of Mutual Funds (mutual funds) from 1996 to
                                               2000; Secretary of the 59 Wall Street
                                               Family of Mutual Funds (mutual funds) from
                                               1996 to 2000.

Sherry Kajdan      Vice             3/15/01    Vice President and Assistant Secretary of           N/A              N/A
Vetterlein         President and               SEI Investments Mutual Funds Services
One Freedom        Assistant                   since January 2001.  Shareholder/Partner,
Valley Drive       Secretary                   Buchanan Ingersoll Professional Corporation
Oaks, PA  19456                                (law firm) (1992-2000).
6/22/62

Christopher T.       Treasurer      3/15/01                                                        N/A              N/A
Salfi                                          Director, Fund Accounting, SEI Investments
530 East                                       Mutual Funds Services since January 1998;
Swedesford Road                                prior to his current position, served most
Wayne, PA 19087                                recently as Fund Accounting Manager of SEI
11/28/63                                       Investments Mutual Funds Services from 1994
                                               to 1998; Investment Accounting Manager at
                                               PFPC Inc. (mutual fund services) from 1993
                                               to 1994; FPS Services, Inc. (mutual fund
                                               services) from 1986 to 1993.

Molly S. Mugler    Assistant        3/15/01    Vice President and Assistant General                N/A              N/A
200 Clarendon      Secretary                   Counsel of Old Mutual (US) Holdings Inc.
                                               (financial services) since January 2001;
                                               various officer positions with


                                       Term of                                                     Number of
                                        Office                                                     Portfolios
                                        and                                                       in UAM Funds       Other
                       Position(s)      Length                                                     Complex       Directorships
   Name, Address,       Held with      of Time          Principal Occupation(s)                   Overseen by    Held by Board
  Date of Birth/1/     the Company     Served/2/         During Past 5 Years                    Board Member/3/      Member/4/
---------------------------------------------------------------------------------------------------------------------------------
Street, 53rd Floor                             subsidiaries of Old Mutual (US)
Boston, MA  02116                              Holdings Inc. and investment
10/16/51                                       products managed by such
                                               subsidiaries since January 2001;
                                               Secretary of Signature Financial
                                               Group, Inc. (financial services)
                                               and subsidiaries (including
                                               affiliated broker-dealers) and
                                               investment products serviced
                                               by such subsidiaries until
                                               2001; President of SFG Global
                                               Investments, Inc. (commodity
                                               pool operator) until 2001.


Suzan M. Barron        Assistant    6/29/01    Vice President and Senior Counsel of Old            N/A              N/A
200 Clarendon          Secretary               services) since July 2001; Vice President
Boston, MA 02116                               and Counsel of Liberty Financial Companies,
9/5/64                                         Inc. (financial services) from 1998 to
                                               2001; Assistant Secretary to
                                               Liberty Funds Group (mutual
                                               funds) from 1998 to 2001;
                                               Counsel of Manufacturers Life
                                               Insurance Company from 1997 to
                                               1998; Vice President and
                                               Counsel of Citizens Advisors,
                                               Inc. (mutual funds) from 1996
                                               to 1997.


/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM
    Funds Trust, 200 Clarendon Street, 53rd Floor, Boston Massachusetts 02116,
    Attn: Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of:
    (a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws. Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" currently consists of the Company and all other registered investment companies for which any subsidiary or affiliate of Old Mutual US serves as investment adviser. Prior to June 24, 2002, the UAM Funds Complex included UAM Funds, Inc. and UAM Funds, Inc. II. As of July 1, 2002, each Board Member oversaw 1 portfolio in the UAM Funds Complex. In addition to the Company, each Board Member oversaw several portfolios as a Board Member of UAM Funds, Inc. until June 25, 2002 and UAM Funds, Inc. II until June 24, 2002. In addition to the Company, each officer also oversaw several portfolios as an officer of UAM Funds, Inc. until June 25, 2002 and UAM Funds, Inc. II until June 24, 2002.

/4/ Directorships of companies required to report to the Securities and Exchange
    Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Ownership of Fund Shares



The following table shows the dollar range of shares beneficially owned by each Board Members in the Fund and the Company, as of December 31, 2001, and shares beneficially owned in the former UAM Fund, Inc. and UAM Funds, Inc. II.




INDEPENDENT BOARD MEMBERS



----------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                             Dollar Range of                  Portfolios in the UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Fund/1/                Overseen by Board Member
----------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.                               None                                       None
----------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                                      None                                       None
----------------------------------------------------------------------------------------------------------------------
William A. Humenuk                                 None                                       None
----------------------------------------------------------------------------------------------------------------------
Philip D. English                                  None                                  $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBER



----------------------------------------------------------------------------------------------------------------------
                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                   Equity Securities in the Fund1                Overseen by Board Member
----------------------------------------------------------------------------------------------------------------------
Scott F. Powers                                     None                                       None
----------------------------------------------------------------------------------------------------------------------

--------------

     /1/ Includes the value of shares beneficially owned by each Board Member in the Fund as of December 31, 2001.



     /2/ Includes the Company and the former UAM Funds, Inc. and UAM Funds, Inc.
         II. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.



     Standing Board Committees



     The Board has established two committees, i.e., Audit and Fund Governance Committees.



     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended March 31, 2001. In addition, the Audit Committee met on June 3, 2002 and July 8, 2002.

     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There were no Fund Governance Committee meetings during the fiscal year ended March 31, 2001. The Fund Governance Committee last met on June 3, 2002. Shareholders who desire to recommend nominees to serve as Board Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.


PRINCIPAL SHAREHOLDERS


     As of July 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:



     Name and Address of Shareholder                 Percentage of Shares Owned
     ---------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                                  30.25%
     Reinvest Account
     Attn Mutual Funds
     101 Montgomery Street
     San Francisco, CA 94104-4122
     National Investor Services Corp.                            10.13%
     FBO Customers
     55 Water  Street, 32nd Floor
     New York, NY  10041-3299
     ---------------------------------------------------------------------------
     Fidelity Invest Inst. Operations Co. Inc.                    9.79%
     For Certain Employee Benefits Plans
     100 Magellan Way KWIC
     Covington, KY  41015-1999
     ---------------------------------------------------------------------------
     FTC & Co.                                                    5.95%
     Attn: Datalynx House Acct.
     P.O. Box 173736
     Denver, CO  80217-3736



     Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of July 1, 2002, the trustees and officers of the Company owned less than 1% of the outstanding shares of the Fund.*



     *This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

--------------------------------------------------------------------------------


     First Pacific Advisors, Inc., a Massachusetts corporation located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, is the Fund's investment adviser. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser has been in the investment advisory business since 1954. Currently, the adviser provides investment management services for 23 investment companies, including one closed-end investment company, and a variety of institutional accounts. The adviser is an affiliate of Old Mutual US.


     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 37 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds of the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

     What is the Investment Philosophy and Style of the Adviser?

     Equity Securities

     The adviser uses a contrarian investment style, which often leads to investing in "what other people do not wish to own." The adviser searches for common stocks, preferred stocks, warrants and convertible securities that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value. The adviser deems the following to be important in its stock selection process: high return on capital; solid balance sheet; meaningful cash flow; active share repurchase program; insider buying; strong management, seeking to add shareholder value; and projected earnings growth exceeding the stock market average. In the adviser's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their own earnings and penalizing those which do not. The investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. The adviser feels that hasty short-term decisions could cause a particular security, industry group or the entire market to become underpriced or overpriced in the short- term, thereby creating an excellent opportunity to either buy or sell.

     The adviser's intensive research process includes looking for ideas by reviewing stock price or industry group under performance, insider purchasers, management changes and corporate spin-offs. Fundamental analysis is the foundation of the Adviser's investment approach.

     Debt Securities

     Through fixed income investments, the adviser seeks a reliable and recurring stream of income for the portfolio, while preserving its capital. The adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed income investments less than or equal to ten years.

     The adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a continuous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed income securities not only can broaden the universe of opportunities, but also can offer additional diversification and can help lower portfolio volatility.

     Who Are Some Representative Institutional Clients Of The Adviser?

     As of the date of this SAI, the adviser's representative institutional clients included: General Electric Investment Corporation; Federated Department Stores, Inc.; Fox Entertainment Group, Inc.; Southern Farm Bureau Life Insurance Company; Commonwealth of Pennsylvania Public School Employees Retirement System; and The Lannan Foundation.

     In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser


     The Adviser:


     .   Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability


     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:


     . majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and



     . majority of the Board Members or by a majority of the shareholders of the Fund.



     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and


     .   It gives the Adviser 60 days' written notice.



     The Adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.


     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees


     For its services, the Fund pays the Adviser a fee calculated at an annual rate of 1.00% of its average daily net assets. For the last three fiscal years, the Fund paid the following in advisory fees to the adviser:


                       Fiscal Year End                                 Investment Advisory Fees Paid
     -------------------------------------------------------------------------------------------------------------
                           3/31/02                                               $1,505,358
     -------------------------------------------------------------------------------------------------------------
                           3/31/01                                               $  417,093
     -------------------------------------------------------------------------------------------------------------
                           3/31/00                                               $1,202,114
     -------------------------------------------------------------------------------------------------------------



Annual Board Approval of Investment Advisory Agreement



     At a meeting held on September 7, 2001, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreement with the Adviser with respect to the Fund for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Fund and the Adviser's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of the Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.



     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreement. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Fund and provided the services required by the Fund under the investment advisory agreement. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of the Fund to continue its investment advisory agreement with the Adviser.


Distributor

--------------------------------------------------------------------------------


     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


Shareholder Servicing arrangements

--------------------------------------------------------------------------------


     Old Mutual US and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a Fund. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring shareholders to the Fund.


Administrative Services

--------------------------------------------------------------------------------


Administrator


     The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Fund paid the following in administration and sub-administration fees:


            Fiscal Year Ended            Total Administrative Fee*
     ----------------------------------------------------------------
          3/31/2002                              $192,006
     ----------------------------------------------------------------
          3/31/2001                              $171,297
     ----------------------------------------------------------------
          3/31/2000                              $313,722
     ----------------------------------------------------------------

     * For the period from November 1, 2000 through March 31, 2001 and for the fiscal year ended March 31, 2000, the Fund paid UAM Fund Services, Inc. administration fees of $171,297 and $313,722, respectively.



     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisers, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.



     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for the Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:


     .   $7,500 for the first operational class of the Fund; plus

     .   $2,500 for each additional operational class of the Fund.

TRANSFER AGENT

--------------------------------------------------------------------------------


     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.


Custodian

--------------------------------------------------------------------------------


     JPMorgan Chase & Co., 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

Independent Accountants

--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.


Codes Of Ethics

--------------------------------------------------------------------------------


     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.


BROKERAGE ALLOCATION AND OTHER PRACTICES

Selection of Brokers

--------------------------------------------------------------------------------


     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.



     During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $141,493,600, the total amount of transactions effected through brokers providing research was $124,242,107 and the brokerage commissions paid to brokers providing research was $364,302.


     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.


     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where the Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitation but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.



     As of March 31, 2002, the Fund did not hold any securities of its regular brokers or dealers as these terms are defined in the 1940 Act.



Simultaneous Transactions

--------------------------------------------------------------------------------


     The Adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Board.


Brokerage Commissions

--------------------------------------------------------------------------------


Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid


     For the last three fiscal years, the Fund paid the following amounts in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.



                        Fiscal Year End                                      Brokerage Commissions
     -------------------------------------------------------------------------------------------------------------
                            3/31/02                                                $262,627
     -------------------------------------------------------------------------------------------------------------
                            3/31/01                                                $ 79,163
     -------------------------------------------------------------------------------------------------------------
                            3/31/00                                                $244,356
     -------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------


CAPITAL STOCK AND OTHER SECURITIES

The Company

     The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company and the Fund is diversified. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U. S. government securities).

Description of Shares and Voting Rights

     The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.


     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of the Company have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board members can elect 100% of the Board if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a portfolio. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.


     If the Company is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Company will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the portfolio. A majority of the Board may authorize the liquidation of any portfolio or class at any time.


     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences


     The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. The Fund only issues Institutional Class Shares. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.


     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures; and

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .   Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .   Net income;

     .   Dividends; and


     .   NAV to the extent the Fund has undistributed net income.



Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .   Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends and distributions in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES


     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.


     At March 31, 2002, the Fund had a capital loss carryover of approximately $6,211,304 for Federal income tax purposes that will expire on March 31, 2009.


PURCHASE, REDEMPTION AND PRICING OF SHARES

Net Asset Value Per Share

--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .   Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How the Fund Values Its Assets


     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

Purchase of Shares

--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of a Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.

In-Kind Purchases


     At its discretion, the Company may permit investors to purchase shares of the Fund with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .   The securities are eligible investments for the Fund;

     .   The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.


     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.


Redemption of Shares

--------------------------------------------------------------------------------


     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.


By Mail

     Requests to redeem shares must include:

     .   Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .   Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .   Redeem shares represented by a certificate.


     The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.


     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value for Share -- How the Fund Values its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .   Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .   On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Company, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .   when the NYSE and custodian bank are closed;

     .   when trading on the NYSE is restricted;


     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or


     .   for such other periods as the SEC may permit.

Transfer Of Shares

--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PERFORMANCE CALCULATIONS

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.

Total Return

--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.


     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. The Fund calculates "average annual total return (before taxes)" according to the following formula:


         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended March 31, 2002 and the period from the Fund's inception date through March 31, 2002.


       One Year          Five Years      Since Inception    Inception Date
     ---------------------------------------------------------------------------
        34.03%             11.29%             13.77%            6/2/93
     ---------------------------------------------------------------------------


     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for the Fund is contained in the Prospectus.


     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).



     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


Yield

--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result.

     Expenses accrued for the period include any fees charged to all shareholders during the base period.


     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a = dividends and interest earned during the period

         b = expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period


Comparisons

--------------------------------------------------------------------------------

     The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.


     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.


     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

     .    that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

FINANCIAL STATEMENTS


     The following documents are included in the Fund's March 31, 2002 Annual
     Report:



     .    Financial statements for the fiscal year ended March 31, 2002;


     .    Financial highlights for the respective periods presented; and

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

GLOSSARY

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.


     Adviser means First Pacific Advisors, Inc., the investment adviser of the Fund.


     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Trustees as a group.

     Company refers to UAM Funds Trust.

     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to the FPA Crescent Portfolio, which is a series of the Company.

     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of the Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).


     PBHGSSC is PBHG Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.


     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds Trust and all of its Funds.

BOND RATINGS

Moody's Investors Service, Inc.

--------------------------------------------------------------------------------


Long-Term Credit Ratings



     The following summarizes the ratings used by Moody's for long-term debt:



Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.



A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Credit Ratings


Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


          .  Leading market positions in well-established industries;



          .  High rates of return on funds employed;



          . Conservative capitalization structure with moderate reliance on debt and ample asset protection;



          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and



          . Well-established access to a range of financial markets and assured sources of alternate liquidity.



Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


Notes to Short-Term and Long-Term Credit Ratings



         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.


Municipal Note Ratings


         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:


         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.


         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

About Credit Ratings



Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Long-Term Credit Ratings



The following summarizes the ratings used by Standard & Poor's for long-term issues:


AAA       An obligation rated "AAA" has the highest rating assigned by

          Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.


BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.


C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Credit Ratings


     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.



*Notes to Short-Term and Long-Term Credit Ratings



     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.



.. Positive means that a rating may be raised.
.. Negative means that a rating may be lowered.
.. Stable means that a rating is not likely to change.
.. Developing means a rating may be raised or lowered.
.. N.M. means not meaningful.


Municipal Note Ratings


         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.


         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings



         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.


FITCH RATINGS

--------------------------------------------------------------------------------


Long-Term Credit  Ratings



The following summarizes long-term ratings used by Fitch:


Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.



DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of

                 50%-90%, and "D" the lowest recovery potential, i.e., below
                 50%.



                 Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.



Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Short-Term Credit Ratings



         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:



F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.


F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D              Default. Denotes actual or imminent payment default.


Notes to Short-Term and Long-Term Credit Ratings



Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.



Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.



Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


About Credit Ratings



Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


COMPARATIVE BENCHMARKS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Consumer Price Index (or Cost of Living Index) published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.



Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.


Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

Lehman Brothers Indices:


Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.



Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.



Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.



Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.



Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.



Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper, Inc./Lipper Indices/Lipper Averages


The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.


In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.


Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.



Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)


Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.(Equity category)

Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)




Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)



Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)



Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.



Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).


Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

Russell U.S. Equity Indexes:

Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.



Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.



Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.


Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.


Ryan Labs 5-Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.


Standard & Poor's U.S. Indices:

In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.


S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.


S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.


S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.


S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.



S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

Standard & Poor's CANADA Indices:

S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

Standard & Poor's Global Indices:


S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).



S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.


S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.


S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.



Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including both developed and emerging markets but excluding the U.S.



Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.



Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.


Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.


Target Large Company Value Index - is a focused measurement of the large value sector of the market. The index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.


U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.


Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.



Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.



Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.


Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                     PART C
                                 UAM FUNDS TRUST
                                OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: PEA 51 = Post Effective Amendment No. 51 filed herewith; PEA 50 = Post Effective Amendment No. 50, filed July 30, 2001; PEA 48 = Post Effective Amendment No. 48, filed April 30, 2001; PEA 47 = Post-Effective Amendment No. 47, filed on February 27, 2001; PEA 45 = Post-Effective Amendment No. 45, filed on December 29, 2000; PEA 44 = Post Effective Amendment No 44, filed on August 28, 2000; PEA 43 = Post Effective Amendment No. 43, filed on July 27, 2000; PEA 42 = Post Effective Amendment No. 42, filed on April 28, 2000; PEA 41 = Post-Effective Amendment No. 41, filed on February 28, 2000; PEA 39 = Post Effective Amendment No. 39, filed on December 28, 1999; PEA 34 = Post Effective Amendment No. 34, filed on July 28, 1999; PEA 27 = Post-Effective Amendment No. 27, filed on February 5, 1999; PEA 24 = Post Effective Amendment No. 24, filed on July 10, 1998; and PEA 16 = Post-Effective Amendment No. 16, filed on July 10, 1997.

                                                                                                         Incorporated by
Exhibit                                                                                                  Reference to (Location):
-------                                                                                                  ------------------------
   A.1.  Agreement and Declaration of Trust                                                              PEA 24
     2.  Certificate of Trust                                                                            PEA 24
     3.  Certificate of Amendment to Certificate of Trust                                                PEA 24

  B. 1.  By-Laws                                                                                         PEA 24
     2.  Amendment to By-Laws dated December 10, 1998                                                    PEA 27

  C. 1.  Form of Specimen Share Certificate                                                              PEA 24
     2.  The rights of security holders are defined in the Registrant's Agreement and Declaration of     PEA 24
         Trust and By-Laws

  D. 1.  Investment Advisory Agreement between Registrant and First Pacific Advisors, Inc. for the FPA   PEA 47
         Crescent Portfolio dated November 17, 2000

  E.1.A  Distribution Agreement between Registrant and Funds Distributor, Inc., dated as of April 1,     PEA 48
         2001

  E.1.B  Amendment dated June 15, 2001 to Distribution Agreement between Registrant and Funds            PEA 50
         Distributor, Inc.
  E.2.A  Form of Selling Dealer Agreement - Institutional Service Class Shares                           PEA 42
     B.  Form of Selling Dealer Agreement - Institutional Class Shares                                   PEA 42
     C.  Form of Broker Services Agreement - Institutional Service Class Shares                          PEA 42
     D.  Form of Broker Services Agreement - Institutional Class Shares                                  PEA 42
     E.  Form of Selling Dealer Agreement - Advisor Class Shares                                         PEA 47

     F.  Trustees' and Officers' Contracts and Programs                                                  Not applicable

 G.  1.  Global Custody Agreement                                                                        PEA 16
     2.  Form of Amendment to the Global Custody Agreement                                               PEA 50
     3.  Amendment to Custody Agreement of July 17, 1996 between Registrant and The Chase Manhattan      Filed herewith
         Bank dated May 31, 2001

  H. 1.  Administration Agreement between Registrant and SEI Investments Mutual Funds Services dated     PEA 48
         as of April 1, 2001
     2.  Shareholder Services Agreement between Registrant and PBHG Shareholders Service Center, Inc.    PEA 48
         dated as of October 26, 1998 as amended April 1, 2001
     3.  Form of Agency Agreement between Registrant and DST Systems, Inc.                               PEA 50

       I.  Opinion and Consent of Counsel                                                                PEA 34, PEA 39, PEA 41,
                                                                                                         PEA 42, PEA 43, PEA 44,
                                                                                                         PEA 45,  PEA 48 and PEA
                                                                                                         50 and filed herewith

       J.  Consent of Independent Auditors relating to FPA Crescent Portfolio                            Filed herewith

       K.  Other Financial Statements                                                                    Not applicable

       L.  Purchase Agreement                                                                            PEA 24

    M. 1.  Distribution Plan                                                                             PEA 48
       2.  Shareholder Services Plan                                                                     PEA 48
       3.  Service Agreement                                                                             PEA 24

       N.  Amended and Restated Rule 18f-3 Multiple Class Plan                                           PEA 24

    O. 1.  1.  Power of Attorney for John T. Bennett, Jr.                                                PEA 24, PEA 27, and PEA
                                                                                                         45

           2.  Power of Attorney for Nancy J. Dunn                                                       PEA 24, PEA 27, and PEA
                                                                                                         45

           3.  Power of Attorney for Philip D. English                                                   PEA 24, PEA 27, and PEA
                                                                                                         45

           4.  Power of Attorney for William A. Humenuk                                                  PEA 24, PEA 27, and PEA
                                                                                                         45

   P.  1.  Code of Ethics of The UAM Funds dated June 29, 2001                                           PEA 50
       2.  Code of Ethics of Funds Distributor, Inc.   (distributor)                                     Filed herewith
       3.  Code of Ethics - First Pacific Advisors, Inc.  (investment adviser)                           PEA 50

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 25.  INDEMNIFICATION

Reference is made to Article VI of Registrant's Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of DST Systems, Inc. are contained in Section 8 of its Administration Agreement with the Registrant.

Provisions for indemnification of SEI Investments Mutual Funds Services are contained in Section 5 of its Administration Agreement with the Registrant.

Provisions for indemnification of Registrant's principal underwriter, Funds Distributor, Inc., are contained in Section 1.11 of its Distribution Agreement with the Registrant.

Provisions for indemnification of PBHG Shareholder Services Center, Inc. are contained in Section 11(b) of its Shareholder Services Agreement.

Provisions for indemnification of the Registrant's investment adviser, First Pacific Advisors, Inc., are contained in Section 7 of its Investment Advisory Agreement with the Registrant.

Provisions for indemnification of Registrant's Custodian, J.P. Morgan Chase & Co. are contained in Section 12 of its Fund Global Custody Agreement with the Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the caption "Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director or officer of First Pacific Advisors, Inc. is incorporated by reference to the Form ADV filed by First Pacific Advisors, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, under the file number 801-39512.

First Pacific Advisors, Inc., is an affiliate of Old Mutual (US) Holdings Inc., a Delaware corporation owning firms engaged primarily in institutional investment management, which is a wholly-owned subsidiary of Old Mutual plc.

Item 27.          Principal Underwriters.

Item 27(a) Funds Distributor, Inc. ("FDI" or the "Distributor") acts as principal underwriter for the following investment companies:

GMO Trust
LaSalle Partners Funds, Inc.
LMCG Funds
Merrimac Series
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
The Saratoga Advantage Trust
Skyline Funds
St. Clair Funds, Inc.
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Trust
UAM Funds Trust

FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

Item 27(b) Information about Directors and Officers of FDI is as follows:

Lynn J. Mangum                      Director
William J. Tomko                    President
Kevin J. Dell                       Secretary
Edward S. Forman                    Assistant Secretary
Dennis R. Sheehan                   Director/Treasurer
Donald W. Blodgett, Jr.             Financial Operations Officer

Charles L. Booth                    Vice President/
                                          Assistant Compliance Officer

Richard F. Froio                    Chief Compliance Officer/
                                          Executive Representative
                                          Supervising Principal


Item 27(c)        Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's investment adviser (First Pacific Advisors, Inc., 11400 Olympic Blvd., Suite 1200, Los Angeles, CA 90064), the Registrant's Administrator (SEI Investments Mutual Funds Services (formerly SEI Fund Resources), One Freedom Valley Road, Oaks, PA 19456), Sub-Shareholder Servicing Agent (PBHG Shareholder Services Center, Inc., 825 Duportail Road, Wayne, PA 19087), the Registrant's Transfer Agent (DST Systems, Inc., 210 West 10/th/ Street, Kansas City, MO 64105), the Registrant's Legal Counsel (Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996) and the Registrant's Custodian Bank (J.P. Morgan Chase & Co., Three Chase MetroTech Center, Brooklyn, NY 11245).

ITEM 29.  MANAGEMENT SERVICES

Not Applicable.

ITEM 30.  UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 29th day of July, 2002.

                                                       UAM FUNDS TRUST

                                                       /s/ Scott F. Powers
                                                       -------------------
                                                       Scott F. Powers
                                                       President

Pursuant to the requirements of the Securities Act, as amended, this Post Effective Amendment No. 51 to its Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.

Signature                                  Title                     Date
---------                                  -----                     ----
/s/ Scott F. Powers
--------------------
Scott F. Powers                   Chairman and President         July 29, 2002

         *
--------------------
John T. Bennett, Jr.                       Trustee               July 29, 2002

         *
--------------------
Nancy J. Dunn                              Trustee               July 29, 2002

         *
--------------------
Philip D. English                          Trustee                July 29, 2002

         *
--------------------
William A. Humenuk                         Trustee               July 29, 2002


/s/ Christopher F. Salfi
------------------------
Christopher F. Salfi                       Treasurer             July 29, 2002



/s/ Linda T. Gibson
--------------------
* Linda T. Gibson
(Attorney-in-Fact)

     *by Linda Gibson

                                 UAM FUNDS TRUST

                                  EXHIBIT INDEX

Exhibit No.  Description

      G. 3. Amendment to Custody Agreement of July 17, 1996 between Registrant and The Chase Manhattan Bank dated May 31, 2001

         I.  Opinion of Counsel

      J. 1.  Consent of Independent Auditors relating to the FPA Crescent
             Portfolio

      P. 2.  Code of Ethics of Funds Distributor, Inc. (distributor)